Exhibit 99.2

This Statement on Form 4 is filed by Frio Holdings LLC, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG, Apollo Management V, L.P., Apollo Advisors V, L.P. AIF V Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Capital Management V, Inc., Apollo Principal Holdings I, L.P., and Apollo Principal Holdings I GP, LLC ..  The principal business address of each of the Reporting Persons is Two Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of Designated Filer:  Frio Holdings LLC

Date of Event Requiring Statement:  February 13, 2008

Issuer Name and Ticker or Trading Symbol:  Goodman Global, Inc. (GGL)

FRIO HOLDINGS LLC

By:	APOLLO MANAGEMENT V, L.P.
Its Manager

	By:	AIF V MANAGEMENT, LLC
Its General Partner

		By:	APOLLO MANAGEMENT, L.P.
Its Sole Member-Manager

			By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
				Name:	Laurie D. Medley
				Title:	Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO NETHERLANDS PARTNERS V(A), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:		/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO NETHERLANDS PARTNERS V(B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO GERMAN PARTNERS V GmbH & Co., KG

By:	APOLLO ADVISORS V, L.P.
Its Managing Limited Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, LLC
Its General Partner

By:	APOLLO MANAGEMENT, L.P.
Its Sole Member-Manager

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF V MANAGEMENT, LLC

By:	APOLLO MANAGEMENT, L.P.
Its Sole Member-Manager

	By:		APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
	Name:		Laurie D. Medley
	Title:		Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:		/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	APOLLO PRINCIPAL HOLDINGS I GP, LLC
Its General Partner

	By:	/s/ John J. Suydam
		Name:	John J. Suydam
		Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Vice President